UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): February 28, 2018 ______________________
Rand Logistics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33345	20-1195343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Washington Street, Suite 201, Jersey City, New Jersey		07302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 863-9427

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03. Bankruptcy or Receivership.

As previously disclosed by Rand Logistics, Inc. (the “Company”) on the Current Report on Form 8-K filed on January 30, 2018, the Company and certain of its U.S. subsidiaries (together with the Company, the “Debtors”) filed petitions for relief under chapter 11 of the United States Bankruptcy Code (“Chapter 11”) on January 29, 2018 in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Chapter 11 cases (the “Chapter 11 Cases”) are being jointly administered under the caption In re Rand Logistics, Inc. (Case No. 18-10175).

On February 28, 2018, the Court entered an order (the “Confirmation Order”) confirming the Debtors’ Joint Prepackaged Chapter 11 Plan of Reorganization (the “Plan”). On March 1, 2018, all applicable conditions to consummation of the Plan were satisfied or waived and the effective date of the Plan occurred (the “Effective Date”). The Company filed a notice of the Effective Date of the Plan with the Bankruptcy Court on March 1, 2018 (the “Notice of Effective Date”).

As contemplated by the Plan, on the Effective Date, Lightship Capital LLC (“Lightship”) (an affiliate of American Industrial Partners), the holder of 100% of the Debtors’ second lien debt, converted all of the second lien debt into 100% of the new common stock of the reorganized Company (subject to dilution by shares to be issued under an equity incentive plan for management and directors). Prior to the filing of the Chapter 11 Cases, Lightship, the only creditor impaired under the Plan and entitled to vote or accept or reject the Plan, submitted its ballot voting in favor of the Plan. The transactions contemplated by the Plan materially de-levered the Company’s balance sheet, eliminating approximately $92 million in outstanding debt and resulted in Lightship becoming the owner of substantially all of the Company’s new common stock upon its emergence from Chapter 11.

Pursuant to the Plan, all holders of claims against the Debtors (except for the second lien debt held by Lightship) are unimpaired; the Debtors’ trade creditors and vendors are expected to be paid in full in the ordinary course of business. Additionally, pursuant to the Plan, all outstanding shares of the Company’s Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), and Common Stock, par value $0.0001 per share (the “Common Stock”), consisting of 295,480 shares of preferred stock and 18,633,149 shares of Common Stock, have been cancelled and extinguished as of the Effective Date with no recovery under the Plan.

All of the shares of Common Stock and Preferred Stock outstanding immediately prior to the effective time of the Plan have been cancelled and extinguished.

The Company intends to file Form 15 filings with the Securities and Exchange Commission (the “SEC”) for the purpose of terminating the registration of the Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon filing the Form 15 for the Common Stock, the Company will immediately cease filing any further periodic or current reports under the Exchange Act.

Additionally, on the Effective Date, the Debtors and the Company’s non-debtor subsidiaries entered into a new credit agreement with Ally Bank for exit financing replacing the Debtors’ existing revolving credit facility with a new revolving credit facility and term loan facility and providing adequate liquidity for the Company’s continuing operations.

A copy of the Confirmation Order is filed as Exhibit 2.1 hereto and is incorporated herein by reference. A copy of the Plan is filed as Exhibit 2.2 hereto and is incorporated herein by reference. A copy of the Notice of Effective Date is attached hereto as Exhibit 2.3 and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Plan provides that the terms of all directors of all the Debtors shall be deemed to have expired on the Effective Date, and, as of the Effective Date, all directors have resigned from the Company’s board of directors.

Item 7.01. Regulation FD Disclosure.

On March 1, the Debtors issued a press release announcing the confirmation of the Plan and the Company’s emergence from bankruptcy. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Limitations on Incorporation by Reference. The information furnished in this Item 7.01, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Certain statements in this Form 8-K and the press release are forward-looking and are based upon the Company’s current belief as to the outcome and timing of future events. All statements, other than statements of historical facts, that address activities that the Company plans, expects, believes, projects, estimates or anticipates will, should or may occur in the future are forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to: the ability to confirm and consummate a plan of reorganization in accordance with the terms of the Plan; risks attendant to the bankruptcy process, including the effects thereof on the Company’s business and on the interests of various constituents, the length of time that the Company might be required to operate in bankruptcy and the continued availability of operating capital during the pendency of such proceedings; risks associated with third party motions in any bankruptcy case, which may interfere with the ability to confirm and consummate a plan of reorganization; potential adverse effects on the Company’s liquidity or results of operations; increased costs to execute the reorganization; effects on the market price of the Company’s common stock and on the Company’s ability to access the capital markets; and the risk factors and known trends and uncertainties as described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC. For a more detailed discussion of risk factors, please see Part I, Item 1A, “Risk Factors” of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s Quarterly Reports on Form 10-Q for the periods ended June 30, 2017, September 30, 2017, and December 31, 2017, respectively. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in the forward-looking statements. The Company assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Confirmation Order for Debtors’ Joint Prepackaged Chapter 11 Plan of Reorganization.
2.2	Debtors’ Joint Prepackaged Chapter 11 Plan of Reorganization.
2.3	Notice of Effective Date.
99.1	Press Release, dated March 1, 2018.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2018	RAND LOGISTICS, INC.

	By:	/s/ Edward Levy
Edward Levy President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
2.1	Confirmation Order for Debtors’ Joint Prepackaged Chapter 11 Plan of Reorganization.
2.2	Debtors’ Joint Prepackaged Chapter 11 Plan of Reorganization.
2.3	Notice of Effective Date.
99.1	Press Release, dated March 1, 2018.

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